Surplus reserves	12 Months Ended
Dec. 31, 2021
Surplus reserves
Surplus reserves

21Surplus reserves

As at
1 January
2021 and
31 December
2021

Surplus reserves	8,140,030

According to the Company Law of the PRC, the Company’s articles of association and board resolutions, the Company appropriates 10% of each year’s net profit under PRC GAAP to the statutory surplus reserve. The Company has the option to cease making provision for such reserve when it reaches 50% of the registered share capital. Upon the approval from the relevant authorities, this reserve can be used to make up any losses incurred or to increase share capital. Except for offsetting against losses, this reserve cannot fall below 25% of the registered share after being used to increase share capital.

As the statutory surplus reserve reaches 50% of the registered share capital in 2021, the Company made no provision for the current year.

Appropriation of discretionary surplus reserve is proposed by the Board of Directors, and approved by the general meeting of shareholders. This reserve can be used to make up any losses incurred in prior years or to increase the share capital after obtaining relevant approvals. For the years ended 31 December 2021 and 2020, no provision was made to the discretionary surplus reserve.

According to the articles of association, in distributing the Company’s profits after tax for the relevant accounting year, the lower of the amounts determined in accordance with PRC GAAP and IFRSs shall be adopted. As at 31 December 2021, in accordance with PRC GAAP and IFRSs, the balances of retained earnings for the Group amounted to approximately RMB16.013 billion and RMB16.568 billion, respectively; and the balance of retained earnings for the Company amounted RMB28.202 billion and RMB23.306 billion, respectively.